                             LETTER OF TRANSMITTAL
                          TO ACCOMPANY CERTIFICATES OF
                                COMMON STOCK OF
                               PRICE/COSTCO, INC.



 TENDERED PURSUANT TO THE OFFERING CIRCULAR/PROSPECTUS DATED NOVEMBER __, 1994



      THE EXCHANGE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME,
               ON _________, DECEMBER __, 1994, UNLESS EXTENDED.

         To: FIRST INTERSTATE BANK OF WASHINGTON, N.A., EXCHANGE AGENT



             BY MAIL:                     BY OVERNIGHT DELIVERY:                 BY HAND (ONLY):
     First Interstate Bank of            First Interstate Bank of            First Interstate Bank of
         Washington, N.A.                    Washington, N.A.                    Washington, N.A.
             c/o MSTS                            c/o MSTS                   Stock Transfer, 14th Floor
           P.O. Box 845               Attn: Reorg. Dept., 1st Floor               999 Third Ave.
         Midtown Station                    85 Challenger Rd.                   Seattle, WA 98104
        New York, NY 10018              Ridgefield Park, NJ 07660                       or
                                                                             Special Services Section
                                                                              26610 West Agoura Road
                                                                               Calabasas, CA 91302
                                                                                        or
                                                                             120 Broadway, 33rd Floor
                                                                                New York, NY 10271



                             FOR INFORMATION CALL:
                                 1-800-223-2064

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:


    Reference is made to the Offering Circular/Prospectus, dated November , 1994 (the "Offering Circular/Prospectus"), of Price/Costco, Inc. ("PriceCostco") and this Letter of Transmittal (the "Letter of Transmittal"), receipt of which is hereby acknowledged, which together constitute PriceCostco's offer (the "Exchange Offer") to exchange one share of common stock, par value $.0001 per share ("Price Enterprises Common Stock"), of Price Enterprises, Inc. for each share of common stock, par value $.01 per share ("PriceCostco Common Stock"), of PriceCostco properly tendered pursuant to the Exchange Offer, up to a maximum of 27 million shares of Price Enterprises Common Stock.



    The Exchange Offer will expire at 12:00 midnight, New York City time, on December , 1994, subject to extension by PriceCostco by notice to the Exchange Agent as herein provided (the "Expiration Date"). In the event of such extension, the term "Expiration Date" shall mean the time and date on which the Exchange Offer as so extended shall expire.



    Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to PriceCostco the shares of PriceCostco Common Stock represented by the certificate(s) described below (the "PriceCostco Shares"). Subject to, and effective upon, the acceptance for exchange of the PriceCostco Shares tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, PriceCostco, all right, title and interest in and to the PriceCostco Shares. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent also acts as the agent of PriceCostco) with respect to the PriceCostco Shares with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to: (a) deliver the PriceCostco Shares or transfer ownership of the PriceCostco Shares on the account books maintained by The Depository Trust Company ("DTC"), the Midwest Securities Trust Company ("MSTC") or the Philadelphia Securities Depository Trust Company ("PHILADEP") and deliver, in any such case, all accompanying evidences of transfer and authenticity to or upon the order of PriceCostco upon receipt by the Exchange Agent, as the undersigned's agent, of certificate(s) representing shares of Price Enterprises Common Stock ("Price Enterprises Certificate(s)") to which the undersigned is entitled upon the acceptance for exchange by PriceCostco of such PriceCostco Shares under the Exchange Offer; (b) present certificate(s) representing such PriceCostco Shares for transfer on the books of PriceCostco and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the PriceCostco Shares, all in accordance with the terms of the Exchange Offer.



    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the PriceCostco Shares tendered hereby and that PriceCostco will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted for exchange by PriceCostco. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or PriceCostco to be necessary or desirable to complete the sale, assignment and transfer of the PriceCostco Shares tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the Offering Circular/Prospectus and the Instructions contained in this Letter of Transmittal.



    The undersigned understands that if more than 27 million shares of PriceCostco Common Stock are validly tendered and not withdrawn in the Exchange Offer in accordance with "THE EXCHANGE OFFER" section of the Offering Circular/Prospectus, the PriceCostco Shares so tendered and not withdrawn shall be accepted for exchange on a pro rata basis.



    Unless otherwise indicated under "Special Issuance and Delivery Instructions" below, please send (i) Price Enterprises Certificate(s) to which the undersigned is entitled, (ii) if applicable, a check in lieu of a fractional share equal to such fraction multiplied by the average closing price per share of Price Enterprises Common Stock on The Nasdaq Stock Market's National Market during the ten trading days immediately following the date of distribution of shares of Price Enterprises Common Stock by PriceCostco and (iii) if applicable, certificate(s) representing any shares of PriceCostco Common Stock not tendered by the undersigned or any PriceCostco Shares not accepted for exchange by PriceCostco at the address shown below. The undersigned understands that stockholders who deliver PriceCostco Shares by book-entry transfer ("Book-Entry Holders") may request that any shares of PriceCostco Common Stock not tendered or any PriceCostco Shares not accepted for exchange be returned by crediting the account maintained by DTC, MSTC or PHILADEP as such Book-Entry Holder may designate by making an appropriate entry under "Special Issuance and Delivery Instructions." The undersigned recognizes that PriceCostco has no obligation pursuant to the "Special Issuance and Delivery Instructions" to transfer any PriceCostco Shares from the name of the registered holder thereof if PriceCostco does not accept for exchange the PriceCostco Shares.

    THE UNDERSIGNED, BY COMPLETING THE BOX BELOW AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED SHARES OF PRICECOSTCO COMMON STOCK REPRESENTED BY THE CERTIFICATE(S) DESCRIBED BELOW.


                                PLEASE SIGN HERE
                (TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS)
                           (SEE INSTRUCTIONS 1 AND 3)
X_______________________________________________________________________________
X_______________________________________________________________________________
                            Signature(s) of Owner(s)
                     AREA CODE AND TEL. NO.:____________________

    Must be signed by the registered holder(s) as the name(s) appear(s) on the PriceCostco Certificate(s) or on a security position listing or by person(s)
authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. SEE INSTRUCTION 3.
Name(s): _______________________________________________________________________
       _________________________________________________________________________
                                 (Please Print)
Capacity: ______________________________________________________________________
Address: _______________________________________________________________________
       _________________________________________________________________________
                               (Include Zip Code)

                              SIGNATURE GUARANTEE
Signature(s) Guaranteed by an Eligible Institution: ____________________________
(if required by INSTRUCTION 3)                    (Authorized Signature)
  ______________________________________________________________________________
                                    (Title)
  ______________________________________________________________________________
                                 (Name of Firm)

Dated: ____________________________, 199_

                  PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE CHECKING ANY BOX BELOW


    This Letter of Transmittal is to be used either if the certificate(s) representing PriceCostco Shares are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, MSTC or PHILADEP. Delivery of documents to DTC, MSTC or PHILADEP does not constitute delivery to the Exchange Agent.


    Your bank or broker can assist you in completing this form. The Instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Offering Circular/Prospectus and this Letter of Transmittal may be directed to the Information Agent at the address indicated below.


    List below the certificate(s) representing shares of PriceCostco Common Stock to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and number of shares represented thereby should be listed on a separate signed schedule affixed hereto.



                                    DESCRIPTION OF CERTIFICATE(S)
                                                                            NUMBER OF
                                                                              SHARES
                                                                           REPRESENTED    NUMBER OF
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)        CERTIFICATE        BY          SHARES
                (PLEASE FILL IN, IF BLANK)                    NUMBER(S)*   CERTIFICATE(S)*  TENDERED**

                                                             TOTAL
  * NEED NOT BE COMPLETED BY BOOK-ENTRY HOLDERS (SEE BELOW).
  ** UNLESS OTHERWISE INDICATED IN THIS COLUMN, A HOLDER WILL BE DEEMED TO HAVE TENDERED ALL OF THE
     SHARES OF PRICECOSTCO COMMON STOCK REPRESENTED BY THE CERTIFICATE(S) INDICATED IN THE SECOND
     COLUMN. SEE INSTRUCTION 2.

/ / CHECK  HERE IF THE CERTIFICATE(S)  REPRESENTING TENDERED PRICECOSTCO SHARES
    ARE ENCLOSED HEREWITH.
/ / CHECK HERE IF TENDERED PRICECOSTCO SHARES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A TRUST COMPANY SPECIFIED BELOW AND COMPLETE THE FOLLOWING:
    Name of Tendering Institution: ____________________________________________
    / / DTC / / MSTC / / PHILADEP (check one) Account Number: _________________ Transaction Code Number: __________________________________________________
/ / CHECK  HERE IF THE CERTIFICATE(S)  REPRESENTING TENDERED PRICECOSTCO SHARES
    ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 1):
    Name of Registered Owner(s): ______________________________________________
    Date of Execution of Notice of Guaranteed Delivery: _______________________ Name of Institution that guaranteed delivery: _____________________________ / / DTC / / MSTC / / PHILADEP (check one if applicable)
    Account Number (if delivered by book-entry transfer): _____________________
    ___________________________________________________________________________

     SPECIAL ISSUANCE AND DELIVERY
              INSTRUCTIONS
       (SEE INSTRUCTIONS 3 AND 4)
  To  be  completed  ONLY  if  shares of
PriceCostco Common Stock not tendered or
any PriceCostco Shares not accepted  for
exchange, Price Enterprises
Certificate(s)   and/or  any  check  for
fractional shares  issued in  connection
therewith  are to be  issued in the name
of someone other than the undersigned or
if shares  of PriceCostco  Common  Stock
delivered  by  book-entry  transfer that
are  not  tendered  or  any  PriceCostco
Shares  not accepted for exchange are to
be returned  by  credit  to  an  account
maintained by DTC, MSTC or PHILADEP.
Issue and mail:
(check appropriate box(es)):
/ / Price Enterprises Certificate(s) to:
/ / PriceCostco Certificate(s) to:
  / / Credit untendered PriceCostco
      Certificate(s) delivered by
      book-entry transfer to the
 / / DTC, / / MSTC or / / PHILADEP
    (check one) account set forth below:
Name(s) ________________________________
             (Please Print)
        ________________________________
             (Please Print)
Address: _______________________________
 _______________________________________
                                Zip Code
 _______________________________________
(DTC, MSTC, or PHILADEP Account Number)
 _______________________________________
   Employer Identification or Social
              Security No.



            SPECIAL DELIVERY
              INSTRUCTIONS
       (SEE INSTRUCTIONS 3 AND 4)

  To  be  completed  ONLY  if  shares of
PriceCostco Common Stock not tendered or
any PriceCostco Shares not accepted  for
exchange, Price Enterprises
Certificate(s)   and/or  any  check  for
fractional shares  issued in  connection
therewith  are  to  be  sent  to someone
other than  the undersigned,  or to  the
undersigned  at  an  address  other than
that   shown   in   the   box   entitled
"Description of Certificate(s)."

Issue and mail:
(check appropriate box(es)):

/ / Price Enterprises Certificate(s) to:

/ / PriceCostco Certificate(s) to:

Name(s) ________________________________
             (Please Print)

 _______________________________________
             (Please Print)

Address: _______________________________

 _______________________________________
                                Zip Code

 _______________________________________
   Employer Identification or Social
              Security No.

                 TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
                              (SEE INSTRUCTION 5)
                        PAYOR'S NAME: PRICE/COSTCO, INC.

                             PART 1 -- PLEASE PROVIDE YOUR TIN             Social Security Number
        SUBSTITUTE              IN THE BOX AT RIGHT AND CERTIFY
         FORM W-9               BY SIGNING AND DATING BELOW.
Department of the Treasury,
 Internal Revenue Service                                         OR
                                                                       Employer Identification Number
    Payor's Request for
  Taxpayer Identification
                             Part 2 -- Awaiting TIN  / /
       Number (TIN)
CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT (1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me) and (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

Signature_______________________________      Date______________________________

You must cross out item (2) above if you have been notified by the Internal Revenue Service that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN PART I OF THE SUBSTITUTE FORM W-9.
                        CERTIFICATE OF AWAITING TAXPAYER
                             IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, I may be subject to backup withholding in an amount equal to 31% of the gross proceeds resulting from the Exchange Offer until I provide a number.

Signature_______________________________      Date______________________________

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.  DELIVERY OF THIS LETTER OF TRANSMITTAL AND PRICECOSTCO CERTIFICATE(S)


    This Letter of Transmittal is to be used either if the certificate(s) representing PriceCostco Shares are to be forwarded herewith or, unless an Agent's Message (as defined in the Offering Circular/Prospectus in "THE EXCHANGE OFFER -- Procedures for Tendering") is utilized, if tenders are to be made pursuant to the procedures for book-entry transfer set forth in the Offering Circular/Prospectus under "THE EXCHANGE OFFER -- Procedures for Tendering" or if the PriceCostco Shares will be tendered pursuant to the guaranteed delivery procedures set forth in the Offering Circular/Prospectus under "THE EXCHANGE OFFER -- Guaranteed Delivery Procedure." The certificate(s) representing PriceCostco Shares, or confirmation of any book-entry transfer into the Exchange Agent's account at DTC, MSTC, or PHILADEP of PriceCostco Shares tendered electronically, as well as a properly completed and duly executed copy of this Letter of Transmittal or a facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth herein on or prior to the Expiration Date. The method of delivery of this Letter of Transmittal, the certificate(s) representing PriceCostco Shares and any other required documents is at the election and risk of holder, but, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If certificate(s) representing PriceCostco Shares are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent on or before the Expiration Date by registered mail with return receipt requested, properly insured.



    Holders whose certificate(s) representing PriceCostco Shares are not immediately available or who cannot deliver their certificate(s) and all other required documents to the Exchange Agent on or prior to the Expiration Date may tender their PriceCostco Shares pursuant to the guaranteed delivery procedure set forth in the Offering Circular under "THE EXCHANGE OFFER -- Guaranteed Delivery Procedure." Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution (as defined in the Offering Circular/Prospectus); (ii) prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by telegram, telex, facsimile transmission, mail or hand delivery) setting forth the name and address of the holder and the PriceCostco Shares tendered, stating that the tender is being made thereby and guaranteeing that within five New York Stock Exchange trading days after the Expiration Date, the certificate(s) representing such PriceCostco Shares and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the certificate(s) representing the PriceCostco Shares, or a confirmation of a book-entry transfer of such PriceCostco Shares into the Exchange Agent's account at DTC, MSTC, or PHILADEP as described above, together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile) and any required signature guarantees, or an Agent's Message in connection with a book-entry transfer, and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date, all as provided in the Offering Circular/Prospectus under "THE EXCHANGE OFFER -- Guaranteed Delivery Procedure."


    See "THE EXCHANGE OFFER" section of the Offering Circular/Prospectus.

2.  PARTIAL TENDERS; WITHDRAWALS.


    If less than all of the shares of PriceCostco Common Stock evidenced by any certificate(s) are to be tendered, the tendering holder should fill in the number of shares to be tendered in the box entitled "Number of Shares Tendered." A reissued certificate representing the number of shares of PriceCostco Common Stock not tendered will be sent to such holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. The entire number of shares of PriceCostco Common Stock represented by any certificate(s) delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.



    Any holder of PriceCostco Shares who has tendered PriceCostco Shares may withdraw the tender at any time prior to 12:00 midnight, New York City time, on the Expiration Date, and, unless such tender has been previously accepted, at any time after the expiration of 40 business days from the commencement of the Exchange Offer, by delivery of written notice of withdrawal, to the Exchange Agent.



    To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent, must have a guaranteed signature included thereon (unless not required by the terms set forth in Instruction 3) and must specify the name of the person having tendered the PriceCostco Shares to be withdrawn and the number of shares of PriceCostco Common Stock to be withdrawn. If the certificate(s) representing PriceCostco Shares have been delivered or otherwise identified to the Exchange Agent, the name of the registered holder and the serial numbers of the particular certificate(s) must also be so furnished to the Exchange Agent as aforesaid prior to the physical release of the certificate(s) representing the withdrawn PriceCostco Shares. If PriceCostco Shares have been tendered pursuant to the procedures for book-entry tender as set forth in the Offering Circular/Prospectus under the caption "THE EXCHANGE OFFER -- Procedures for Tendering," any notice of withdrawal must also specify the name and number of the account at DTC, MSTC or PHILADEP to be credited with the withdrawn PriceCostco Shares.

Withdrawals of tenders of PriceCostco Shares may not be rescinded, and any PriceCostco Shares withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer; PROVIDED, HOWEVER, that withdrawn PriceCostco Shares may be retendered by again following one of the procedures described in the Offering Circular/ Prospectus under the caption "THE EXCHANGE OFFER -- Withdrawal Rights" at any time prior to 12:00 midnight, New York City time, on the Expiration Date.


3. SIGNATURES ON THIS LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.


    If this Letter of Transmittal is signed by the registered holder of the PriceCostco Shares tendered hereby, the signature must correspond exactly with the name as written on the face of the certificate(s) representing the PriceCostco Shares without any change whatsoever.



    If any of the PriceCostco Shares tendered hereby are registered in the name of two or more joint owners, all such owners must sign this Letter of Transmittal.



    If any tendered PriceCostco Shares are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.



    When this Letter of Transmittal is signed by the registered holder or holders of the PriceCostco Shares listed and tendered hereby, no endorsements of certificates or separate stock powers are required. If, however, Price
Enterprises Certificate(s) are to be issued, or certificate(s) for any untendered shares of PriceCostco Common Stock are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate stock powers are required.



    If this  Letter  of  Transmittal  is  signed by  a  person  other  than  the registered holder or holders of any PriceCostco Shares listed, the certificate(s) representing such PriceCostco Shares must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder or holders appear on such certificate(s).


    If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporation or others acting in a fiduciary or representative capacity, such persons should indicate when signing, and, unless waived by PriceCostco, proper evidence satisfactory to PriceCostco of their authority to so act must be submitted.


    ENDORSEMENTS ON CERTIFICATE(S) OR SIGNATURES ON STOCK POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.



    SIGNATURES ON THIS LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE PRICECOSTCO SHARES ARE TENDERED: (I) BY A REGISTERED HOLDER OF SUCH PRICECOSTCO SHARES (WHICH TERM, FOR PURPOSES OF THIS LETTER OF TRANSMITTAL, SHALL INCLUDE ANY PARTICIPANT IN DTC, MSTC, OR PHILADEP WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE OWNER OF PRICECOSTCO SHARES) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER OF TRANSMITTAL; OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.


4.  SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.


    Tendering holders should indicate in the applicable box the name and address to which Price Enterprises Certificate(s), a check for cash, if any, in lieu of fractional interests and/or substitute certificate(s) for shares of PriceCostco Common Stock not tendered or any PriceCostco Shares not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Book-Entry Holders may request that shares of PriceCostco Common Stock not exchanged be credited to the account at DTC, MSTC, or PHILADEP designated below in the box entitled "Description of PriceCostco Certificate(s)."


5.  TAXPAYER IDENTIFICATION NUMBER.


    Federal income tax law requires that a holder whose tendered PriceCostco Shares are accepted for exchange must provide PriceCostco (as payor) with his or her correct taxpayer identification number ("TIN"),which, in the case of a holder who is an individual, is his or her social security number. If PriceCostco is not provided with the correct TIN or an adequate basis for exemption, the holder may be subject to backup withholding in an amount equal to 31% of the gross proceeds resulting from the Exchange Offer. If withholding results in an overpayment of taxes, a refund may be obtained.


    Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number and Substitute Form W-9 for additional instructions.

    To prevent backup withholding, each tendering holder must provide his or her correct TIN by completing the "Substitute Form W-9" set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or
(iii) the Internal Revenue Service has notified the holder that he or she is no longer subject to backup withholding. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such holders must submit a statement signed under penalty of perjury attesting to such exempt status. Such statements may be obtained from the Exchange Agent. If the certificate(s) representing PriceCostco Shares are in more than one name or are not in the name of the actual owner, consult the enclosed guidelines for information on which TIN to report. If you do not have a TIN, consult the enclosed guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9, and write "applied for" in lieu of your TIN. If you do not provide your TIN to the payor within 60 days, backup withholding will begin and continue until you furnish your TIN to the payor.


6.  TRANSFER TAXES.


    PriceCostco will pay all transfer taxes, if any, applicable to the transfer and sale of PriceCostco Shares to it or its order pursuant to the Exchange Offer. If, however, certificate(s) for shares of PriceCostco Common Stock not tendered are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the PriceCostco Shares tendered hereby, or if tendered PriceCostco Shares are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer and sale of PriceCostco Shares to PriceCostco or its order pursuant to the Exchange Offer, the amount of any such transfer taxes whether imposed on the registered holder or any other persons will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefor is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.



    EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATE(S) REPRESENTING PRICECOSTCO SHARES LISTED IN THIS LETTER OF TRANSMITTAL.


7.  WAIVER OF CONDITIONS.

    PriceCostco reserves the absolute right to waive satisfaction of any of the conditions enumerated in the Offering Circular/Prospectus.

8.  NO CONDITIONAL OFFERS.


    No alternative, conditional, irregular or contingent tenders will be accepted. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile thereof), shall waive any right to receive notice of the acceptance for exchange of their PriceCostco Shares.


    Neither PriceCostco, the Exchange Agent nor any other person is obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

9.  MUTILATED, LOST, STOLEN OR DESTROYED PRICECOSTCO CERTIFICATES.


    If any certificate representing shares of PriceCostco Common Stock has been destroyed, lost or stolen, the stockholder must (i) furnish to the Exchange Agent evidence, satisfactory to it in its discretion, of the ownership of and the destruction, loss or theft of such certificate, (ii) furnish to the Exchange Agent indemnity, satisfactory to it in its discretion and (iii) comply with such other reasonable regulations as the Exchange Agent may prescribe. Any holder whose certificate(s) representing shares of PriceCostco Common Stock have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.


10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

    Questions relating to the procedure for tendering, as well as requests for additional copies of the Offering Circular/ Prospectus and this Letter of Transmittal, may be directed to the Information Agent at the address indicated below.

                THE INFORMATION AGENT FOR THE EXCHANGE OFFER IS:
                                [GEORGESON LOGO]


                         CALL TOLL FREE: 1-800-223-2064
                               WALL STREET PLAZA
                            NEW YORK, NEW YORK 10005
                           TELEPHONE: (212) 509-6240
                             BANKS AND BROKERS CALL
                           TELEPHONE: (212) 440-9800